UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported) May 10, 1996 (May 8, 1996)

                       ARTERIAL VASCULAR ENGINEERING, INC.
             (Exact name of registrant as specified in its charter)

                                     0-27802
                            (Commission File Number)

                 Delaware                                  94-3144218
     (State or other jurisdiction of        (I.R.S. Employer Identification No.)
      incorporation or organization)

 5355 Skylane Boulevard, Santa Rosa, California              95403
   (Address of principal executive offices)                (Zip code)

                                 (707) 525-0111
              (Registrant's telephone number, including area code)


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Item 4.         Changes in Registrant's Certifying Accountants

                (a) Effective May 9, 1996, the Board of Directors of Arterial Vascular Engineering, Inc. engaged the accounting firm of Ernst & Young L.L.P. as independent public accountants for the Registrant. Coopers & Lybrand L.L.P. were terminated effective May 8, 1996. The Registrant's audit committee approved these actions.

                (b) During the two most recent fiscal years and subsequent interim periods prior to May 8, 1996 there were no disagreements with Coopers & Lybrand L.L.P. on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or any reportable events.

                (c) The report of Coopers & Lybrand L.L.P. on the financial statements of the Registrant for the past two years contained no adverse opinion or other disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

                (d) The Registrant has not consulted with Ernst & Young L.L.P. during the last two years or subsequent interim period on either the application of accounting principles or type of opinion Ernst & Young L.L.P. might issue on the Registrant's financial statements.

                (e) The Registrant requested that Coopers & Lybrand L.L.P. furnish a letter addressed to the SEC stating whether they agree with the above statements. A copy of the Coopers & Lybrand L.L.P. letter to the SEC, dated May 10, 1996, is filed as an exhibit to this Form 8-K.

Item 7.         Financial Statements and Exhibits

                Exhibit

                16.2  Letter re change in Registrant's certifying accountants.



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                   INDEX TO FINANCIAL STATEMENTS AND EXHIBITS

Exhibit                                                           Sequential
Number        Description                                         Page Number
- - -------       -----------                                         -----------

16.2          Letter re change in certifying accountants                 5




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               ARTERIAL VASCULAR ENGINEERING, INC.



Date:    May 10, 1996          /S/ John D. Miller
                               ------------------
                               John D. Miller
                               Vice President Finance, Chief Financial Officer



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